                                  EXHIBIT 99(i)



NEWS RELEASE
TO BUSINESS EDITOR:


             COMM BANCORP, INC. REPORTS FIRST QUARTER 2003 EARNINGS

         Clarks Summit, PA, April 18/PR Newswire/-Comm Bancorp, Inc. (Nasdaq:
CCBP) today reported first quarter 2003 earnings of $1,330,000 or $0.68 per share. Comparable earnings for the first quarter of 2002 were $1,314,000 or $0.67 per share. Return on average assets and return on average equity for the first quarter of 2003 were 1.11% and 11.77%, respectively, compared to 1.16% and 12.80%, respectively, for the first quarter of last year.

         "We are pleased with our Company's improved first quarter earnings, given some margin pressures associated with the current interest rate environment," stated William F. Farber, Sr., President and Chief Executive Officer. "We were able to effectively keep noninterest expense contained despite experiencing some added costs associated with opening two new offices in the second half of last year," continued Farber. In addition, the Company plans to open its seventeenth community banking office in Tannersville, Pennsylvania, by the end of the third quarter of 2003.

HIGHLIGHTS

-        Noninterest income improved 13% compared to prior year.

-        Average assets increased 6% over the first quarter of 2002.

- Noninterest-bearing deposits averaged 10% more in 2003 than one year ago.

- Nonperforming assets improved 22% from the end of the first quarter of 2002.

INCOME STATEMENT REVIEW

         Net interest income, on a fully tax-equivalent basis, was $4,475 thousand for the quarter ended March 31, 2003, as compared to $4,685 thousand for the same period of 2002. A reduction in tax- equivalent interest revenue of $718 thousand was partially offset by a decrease of $508 thousand in interest expense. The tax-equivalent yield on earning assets declined 100 basis points while the cost of funds declined 69 basis points comparing the first quarters of 2003 and 2002. Average earning assets increased $23.3 million as average interest-bearing liabilities rose $17.6 million for the first quarter of 2003 compared to the same quarter last year. The net interest margin for the first three months of 2003 contracted 41 basis points in comparison to the same three months of last year. However, the net interest margin of 3.95% for the first quarter of 2003 improved 10 basis points from the fourth quarter of 2002.

       The provision for loan losses was $120 thousand for the first quarter of 2003 compared to $370 thousand for the same period last year. The allowance for loan losses, as a percentage of loans, net of unearned income, equaled 1.13% and 1.10% at March 31, 2003 and 2002, respectively.

       For the first quarter of 2003, noninterest income totaled $1,086 thousand, an increase of $127 thousand or 13.2% compared to $959 thousand for the same quarter of 2002. Net gains on the sale of residential mortgages increased $205 thousand, while service charges, fees and commissions declined $78 thousand.

       For the three months ended March 31, 2003, noninterest expense increased $153 thousand or 4.7% to $3,425 thousand from $3,272 thousand for the same three months one year ago. As a result of opening two new offices in the second half of last year, salaries and employee benefits expense rose $115 thousand or 7.3% and net occupancy and equipment expense increased $89 thousand or 19.7%. Partially mitigating these increases was a decline in other expenses of $51 thousand or 4.1%.

BALANCE SHEET REVIEW

       Total assets averaged $486.1 million for the first three months of 2003, an increase of $26.6 million or 5.8% compared to $459.5 million for the same three months of 2002. Expansion into new market areas, coupled with growth in commercial customer banking relationships, led to solid growth in both loans and deposits. Average loans grew to $332.6 million, an increase of $18.6 million or 5.9% from the prior year. For the first quarter of 2003 and 2002, loans represented approximately 72.0% of average earning assets. Total average deposits grew $22.3 million or 5.4% to $437.0 million in 2003 from $414.7 million in 2002. Interest-bearing accounts averaged $17.5 million or 4.7% higher, while average noninterest-bearing accounts rose $4.7 million or 10.4%. Savings accounts grew significantly, by $30.9 million, and offset declines in time deposits and money market accounts.

       Stockholders' equity totaled $46.1 million at March 31, 2003, compared to $41.4 million at the end of the first quarter of last year. Included in stockholders' equity were unrealized holding gains on the investment portfolio of $2.4 million and $0.7 million at March 31, 2003 and 2002, respectively. On a per share basis, stockholders' equity equaled $23.70 at the end of the first quarter of 2003, compared to $21.08 one year earlier. The leverage ratio improved to 8.8% at March 31, 2003, from 8.6% at March 31, 2002. The Company's common stock closed at a price of $35.00 per share and traded at 148% of book and 13.2 times trailing twelve months earnings per share at March 31, 2003.

       Nonperforming assets, as a percentage of loans, net of unearned income, improved from 0.9% and 0.8% at March 31, 2002 and December 31, 2002, respectively to 0.7% at March 31, 2003. Nonperforming assets were $2.2 million at the end of the first quarter of 2003, compared to $2.5 million at year-end 2002 and $2.9 million at the end of the first quarter of 2002. Nonaccrual loans and accruing loans past due ninety days or more decreased $265 thousand and $198 thousand, respectively, while foreclosed assets increased $162 thousand during the first quarter of 2003.

       The allowance for loan losses was $3.7 million at March 31, 2003 and $3.5 million at March 31, 2002. The allowance for loan losses equaled 1.13% of loans, net of unearned income, and covered 166.1% of nonperforming assets at the end of the first quarter of 2003, compared to 1.10% and 120.5%, respectively, at the end of the same quarter of 2002. Net charge-offs were $143 thousand and $133 thousand for the first three months of 2003 and 2002, respectively. As a percentage of average loans outstanding, net charge-offs equaled 0.17% for the first quarter of 2003 and 2002.

       Comm Bancorp, Inc. serves four Pennsylvania counties through Community Bank and Trust Company's 16 community banking offices. Each office interdependent with the community offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. In addition, customers can take advantage of Klick(SM) Banking, on-line banking services, by accessing the Company's web site at http://www.combk.com. The Company's business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently-applied credit policies.

                           [TABULAR MATERIAL FOLLOWS]

                                  SUMMARY DATA
                               COMM BANCORP, INC.
                               FIVE QUARTER TREND
                      (IN THOUSANDS, EXPECT PER SHARE DATA)


                                              March 31,         Dec. 31,          Sept. 30,         June 30,          March 31,
                                                2003              2002              2002              2002              2002
Key performance data:

Per share data:
Net income                                 $        0.68     $        0.71     $        0.65     $        0.62     $        0.67
Cash dividends declared                    $        0.22     $        0.21     $        0.21     $        0.20     $        0.20
Book value                                 $       23.70     $       23.31     $       23.04     $       22.13     $       21.08
Tangible book value                        $       23.14     $       22.71     $       22.41     $       21.47     $       20.39
Market value:
  High                                     $       35.48     $       35.50     $       35.97     $       38.00     $       32.00
  Low                                      $       33.50     $       32.76     $       32.01     $       31.50     $       29.00
  Closing                                  $       35.00     $       35.29     $       34.00     $       35.97     $       31.72
Market capitalization                      $      68,109     $      68,631     $      66,334     $      70,564     $      62,315
Common shares outstanding                      1,945,977         1,944,769         1,951,014         1,961,634         1,964,549

Selected ratios:

Return on average stockholders' equity             11.77%            12.21%            11.39%            11.61%            12.80%

Return on average assets                            1.11%             1.12%             1.05%             1.05%             1.16%

Leverage ratio                                      8.77%             8.77%             8.70%             8.69%             8.59%

Efficiency ratio                                   65.15%            66.70%            66.13%            63.80%            61.99%

Nonperforming assets to loans, net                  0.68%             0.79%             0.68%             0.83%             0.91%

Net charge-offs to average loans, net               0.17%             0.07%             0.11%             0.37%             0.17%

Allowance for loan losses to loans, net             1.13%             1.16%             1.15%             1.12%             1.10%

Earning assets yield (FTE)                          6.31%             6.32%             6.65%             7.00%             7.31%

Cost of Funds                                       2.80%             2.93%             3.16%             3.35%             3.49%

Net interest spread (FTE)                           3.51%             3.39%             3.49%             3.65%             3.82%

Net interest margin (FTE)                           3.95%             3.85%             3.99%             4.19%             4.36%

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


Three months ended                                                       Mar. 31,        Mar. 31,
                                                                           2003            2002
Interest income:
Interest and fees on loans:
  Taxable                                                              $     5,552     $     5,767
  Tax-exempt                                                                   191             168
Interest and dividends on investment securities available-for-sale:
  Taxable                                                                      658           1,023
  Tax-exempt                                                                   400             512
  Dividends                                                                     14              22
Interest on federal funds sold                                                  28              23
    Total interest income                                                    6,843           7,515

Interest expense:
Interest on deposits                                                         2,672           3,180
Interest on borrowed funds
    Total interest expense                                                   2,672           3,180
    Net interest income                                                      4,171           4,335
Provision for loan losses                                                      120             370
    Net interest income after provision for loan losses                      4,051           3,965

Noninterest income:
Service charges, fees and commissions                                          696             774
Net gains on sale of loans                                                     390             185
Net gains on sale of investment securities
    Total noninterest income                                                 1,086             959

Noninterest expense:
Salaries and employee benefits expense                                       1,696           1,581
Net occupancy and equipment expense                                            540             451
Other expenses                                                               1,189           1,240
    Total noninterest expense                                                3,425           3,272
Income before income taxes                                                   1,712           1,652
Provision for income tax expense                                               382             338
    Net income                                                         $     1,330     $     1,314

Other comprehensive income:
Unrealized gains on investment securities available-for-sale           $      (236)    $        29
Reclassification adjustment for gains included in net income
Income tax expense related to other comprehensive income                       (80)             10
    Other comprehensive income, net of income  taxes                          (156)             19
    Comprehensive income                                               $     1,174     $     1,333

Per share data:
Net income                                                             $      0.68     $      0.67
Cash dividends declared                                                $      0.22     $      0.20
Average common shares outstanding                                        1,946,217       1,972,675

                               COMM BANCORP, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


Three months ended                                                    March 31,     Dec. 31,    Sept. 30,     June 30,    March 31,
                                                                        2003          2002        2002          2002        2002
Interest income:
Interest and fees on loans:
  Taxable                                                            $    5,552   $    5,674   $    5,684   $    5,686   $    5,767
  Tax-exempt                                                                191          166          177          177          168
Interest and dividends on investment securities available-for-sale:
  Taxable                                                                   658          712          804          942        1,023
  Tax-exempt                                                                400          430          439          504          512
  Dividends                                                                  14           15           17           17           22
Interest on federal funds sold                                               28           93          164           68           23
    Total interest income                                                 6,843        7,090        7,285        7,394        7,515
Interest expense:
Interest on deposits                                                      2,672        2,889        3,036        3,111        3,180
Interest on borrowed funds
    Total interest expense                                                2,672        2,889        3,036        3,111        3,180
    Net interest income                                                   4,171        4,201        4,249        4,283        4,335
Provision for loan losses                                                   120          165          195          370          370
    Net interest income after provision for loan losses                   4,051        4,036        4,054        3,913        3,965
Noninterest income:
Service charges, fees and commissions                                       696          688          763          679          774
Net gains on sale of loans                                                  390          354          208          172          185
Net gains on sale of investment securities                                  236           17           69
    Total noninterest income                                              1,086        1,278          988          920          959
Noninterest expense:
Salaries and employee benefits expense                                    1,696        1,775        1,721        1,690        1,581
Net occupancy and equipment expense                                         540          494          458          450          451
Other expenses                                                            1,189        1,245        1,249        1,176        1,240
    Total noninterest expense                                             3,425        3,514        3,428        3,316        3,272
Income before income taxes                                                1,712        1,800        1,614        1,517        1,652
Provision for income tax expense                                            382          410          344          291          338
    Net income                                                       $    1,330   $    1,390   $    1,270   $    1,226   $    1,314
Other comprehensive income (loss):
Unrealized gains (losses) on investment securities
    available-for-sale                                               $     (236)  $     (335)  $    1,561   $    1,990   $       29
Reclassification adjustment for gains included in net income                            (236)         (17)         (69)
Income tax expense (benefit) related to other comprehensive income
    (loss)                                                                  (80)        (194)         525          653           10
    Other comprehensive income (loss), net of income taxes                 (156)        (377)       1,019        1,268           19
    Comprehensive income                                             $    1,174   $    1,013   $    2,289   $    2,494   $    1,333
Per share data:
Net income                                                           $     0.68   $     0.71   $     0.65   $     0.62   $     0.67
Cash dividends declared                                              $     0.22   $     0.21   $     0.21   $     0.20   $     0.20
Average common shares                                                 1,946,217    1,949,678    1,956,741    1,961,755    1,972,675

                               COMM BANCORP, INC.
                 DETAILS OF NET INTEREST AND NET INTEREST MARGIN
                 (IN THOUSANDS, FULLY TAXABLE EQUIVALENT BASIS)


                                          March 31,    Dec. 31,     Sept. 30,    June 30,     March 31,
                                            2003         2002         2002         2002         2002


Three months ended
Net interest income:
Interest income
Loans, net:
  Taxable                                $   5,552    $   5,674    $   5,684    $   5,686    $   5,767
  Tax-exempt                                   289          252          268          269          254
    Total loans, net                         5,841        5,926        5,952        5,955        6,021
Investments:
  Taxable                                      672          727          821          959        1,045
  Tax-exempt                                   606          651          666          763          776
    Total investments                        1,278        1,378        1,487        1,722        1,821
Federal funds sold                              28           93          164           68           23
    Total interest income                    7,147        7,397        7,603        7,745        7,865
Interest expense
  Deposits                                   2,672        2,889        3,036        3,111        3,180
  Borrowed funds
    Total interest expense                   2,672        2,889        3,036        3,111        3,180
    Net interest income                  $   4,475    $   4,508    $   4,567    $   4,634    $   4,685

Loans, net:
  Taxable                                     7.19%        7.24%        7.42%        7.51%        7.77%
  Tax-exempt                                  6.07%        7.77%        7.74%        7.82%        7.84%
    Total loans, net                          7.12%        7.26%        7.44%        7.53%        7.78%
Investments:
  Taxable                                     3.19%        3.57%        5.18%        5.53%        5.62%
  Tax-exempt                                  7.56%        7.44%        7.48%        7.48%        7.60%
    Total investments                         4.40%        4.74%        6.01%        6.25%        6.32%
Federal funds sold                            1.28%        1.47%        1.71%        1.70%        1.75%
    Total earning assets                      6.31%        6.32%        6.65%        7.00%        7.31%
Interest expense
  Deposits                                    2.80%        2.93%        3.16%        3.35%        3.49%
  Borrowed funds                              0.00%        0.00%        0.00%        0.00%        0.00%
    Total interest-bearing liabilities        2.80%        2.93%        3.16%        3.35%        3.49%
    Net interest spread                       3.51%        3.39%        3.49%        3.65%        3.82%
    Net interest margin                       3.95%        3.85%        3.99%        4.19%        4.36%

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                 March 31,  Dec. 31,   Sept. 30,  June 30,   March 31,
At period end                                      2003       2002       2002       2002       2002
Assets:
Cash and due from banks                          $ 12,232   $ 10,883   $ 13,004   $ 12,124   $  7,531
Federal funds sold                                 18,700     10,500     31,550     32,100      8,400
Investment securities available-for-sale          114,956    124,203    117,586    102,472    114,437
Loans held for sale, net                            3,763      3,916      2,113        724      1,648
Loans, net of unearned income                     327,956    323,575    317,439    315,473    314,056
Less: Allowance for loan losses                     3,722      3,745      3,640      3,531      3,457
Net loans                                         324,234    319,830    313,799    311,942    310,599
Premises and equipment, net                        11,878     11,861     11,512     10,483     10,086
Other assets                                        5,194      5,225      5,873      6,318      6,319
    Total assets                                 $490,957   $486,418   $495,437   $476,163   $459,020


Liabilities:
Deposits:
  Noninterest-bearing                            $ 52,022   $ 49,820   $ 52,537   $ 48,507   $ 46,776
  Interest-bearing                                389,272    387,393    393,628    380,293    367,765
    Total deposits                                441,294    437,213    446,165    428,800    414,541
Borrowed funds
Other liabilities                                   3,541      3,872      4,327      3,944      3,068
    Total liabilities                             444,835    441,085    450,492    432,744    417,609

Stockholders' equity:
Common stock, par value $0.33 authorized
  12,000,000, issued 1,945,977; 1,944,769;
  1,951,014; 1,961,634; 1,964,549                     642        642        644        647        649
Capital surplus                                     6,536      6,484      6,456      6,442      6,404
Retained earnings                                  36,516     35,623     34,884     34,388     33,684
Accumulated other comprehensive income              2,428      2,584      2,961      1,942        674
    Total stockholders' equity                     46,122     45,333     44,945     43,419     41,411
    Total liabilities and stockholders' equity   $490,957   $486,418   $495,437   $476,163   $459,020

                               COMM BANCORP, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                   March 31,    Dec. 31,     Sept. 30,    June 30,     March 31,
Average quarterly balances                           2003         2002         2002         2002         2002
Assets:
Loans, net:
  Taxable                                          $313,318     $311,113     $303,869     $303,491     $300,820
  Tax-exempt                                         19,300       12,864       13,743       13,798       13,138
    Total loans, net                                332,618      323,977      317,612      317,289      313,958
Investments:
  Taxable                                            85,368       80,734       62,894       69,574       75,463
  Tax-exempt                                         32,527       34,698       35,325       40,935       41,385
    Total investments                               117,895      115,432       98,219      110,509      116,848
Federal funds sold                                    8,869       25,069       38,110       16,061        5,322
    Total earning assets                            459,382      464,478      453,941      443,859      436,128
Other assets                                         26,750       27,435       26,445       23,741       23,361
    Total assets                                   $486,132     $491,913     $480,386     $467,600     $459,489

Liabilities and stockholders' equity:
Deposits:
  Interest-bearing                                 $387,246     $390,727     $381,176     $372,996     $369,658
  Noninterest-bearing                                49,721       52,293       51,183       49,149       45,040
    Total deposits                                  436,967      443,020      432,359      422,145      414,698
Borrowed funds                                                                                               34
Other liabilities                                     3,320        3,720        3,789        3,104        3,116
    Total liabilities                               440,287      446,740      436,148      425,249      417,848
Stockholders' equity                                 45,845       45,173       44,238       42,351       41,641
    Total liabilities and stockholders' equity     $486,132     $491,913     $480,386     $467,600     $459,489

                               COMM BANCORP, INC.
                               ASSET QUALITY DATA
                                 (IN THOUSANDS)

                                             March 31,  Dec. 31,   Sept. 30,  June 30,   March 31,
At quarter end                                 2003       2002       2002       2002       2002
Nonperforming assets:
  Nonaccrual/restructured loans               $1,727     $1,992     $1,501     $1,444     $1,408
  Accruing loans past due 90 days or more        312        510        370        393        663
  Foreclosed assets                              202         40        292        797        799
Total nonperforming assets                    $2,241     $2,542     $2,163     $2,634     $2,870

Three months ended
Allowance for loan losses:
Beginning balance                             $3,745     $3,640     $3,531     $3,457     $3,220
Charge-offs                                      164        102        123        332        152
Recoveries                                        21         42         37         36         19
Provision for loan losses                        120        165        195        370        370
Ending balance                                $3,722     $3,745     $3,640     $3,531     $3,457



SOURCE Comm Bancorp, Inc.

/Contact: MEDIA/INVESTORS, Scott A. Seasock, 570-586-0377 or fax, 570-587-3761, of Comm Bancorp, Inc.

Co:  Comm Bancorp, Inc.
St:  Pennsylvania
In:  Fin

Except for the historical information contained, herein, the matters discussed in this press release are forward-looking statements that involve risks and uncertainties in the banking industry and overall economy. Such risks and uncertainties are detailed in the Company's Securities and Exchange Commission reports, including the Annual Report on Form 10-K and quarterly reports on Form 10-Q.